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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01605


                          Pioneer Balanced Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2003 through December 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

PIONEER
                            -----------------------
                                    BALANCED
                                      FUND

                                     Annual
                                     Report

                                    12/31/03
                          [LOGO] Pioneer Investments (R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                       1
Portfolio Summary                                                           2
Performance Update                                                          3
Portfolio Management Discussion                                             6
Schedule of Investments                                                    10
Financial Statements                                                       21
Notes to Financial Statements                                              28
Report of Independent Auditors                                             34
Trustees, Officers and Service Providers                                   35
Retirement Plans from Pioneer                                              42
Programs and Services for Pioneer Shareowners                              44

Pioneer Balanced Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The nation's stock markets snapped back dramatically last year, following a prolonged period of weakness. As it became clear that the war would not be a long-term economic burden and that the U.S. economy was expanding at a convincing pace, investors left safer havens like Treasury securities to seek better returns elsewhere. The result was a powerful uptrend that began in March and was intact at year-end.

Led by smaller-capitalization issues, stocks of all sizes across a range of industries shared in the broad-based rally that saw major market indices rise for the first time since 1999. Technology issues were the biggest beneficiaries, as positive economic data suggested that increased capital outlays were imminent. Corporate bonds also recorded strong returns, with the sharpest gains coming in lower quality bonds whose issuers rely on economic growth to expand earnings. Overseas, emerging market equities were standout performers as bonds and stocks advanced in many global markets, thanks in part to currency gains versus the sagging U.S. dollar.

Here at home, strong economic stimulants, including lower taxes and historically low interest rates, had the desired effect, with domestic GDP growth coming in at 8.2% in the third quarter. A striking increase in worker productivity provided a boost to corporate profits and manufacturing activity rose broadly. But the failure of the economy to consistently create jobs remained a troublesome concern as the new year began.

Markets may segment

Last year's across-the-board strength is unusual and unlikely to continue for long. Eventually, the markets should revert to historic form, favoring some sectors and shunning others, depending on the prospects for each industry or investment type. Under those more typical conditions, deciding which investments to own more of, or where to cut exposure, can be challenging. Fortunately, it's also an area in which the guidance of an experienced investment professional can be most valuable.

A few words on fund industry developments

You may have read or seen media reports alleging failure by some mutual fund companies to comply with various industry rules or internal policies relating to excessive trading and late trading of mutual fund shares. We recognize and share with the investing public and our industry the concerns raised by these matters. The prospectuses for the Pioneer Funds describe the funds' policies regarding excessive trading and the time by which orders for fund shares must be placed to receive that day's price. Pioneer's internal procedures are designed to detect activities that are inconsistent with these policies.


Respectfully,


/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[BEGIN PIE CHART]

U.S. Common Stocks                      64.8%
U.S. Government Securities              20.0%
U.S. Corporate Bonds                    14.9%
Asset Backed Securities                  0.3%

[END PIE CHART]


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

[BEGIN PIE CHART]

Government Obligations                  20.0%
Consumer Staples                        16.3%
Information Technology                  12.3%
Financials                              11.3%
Consumer Discretionary                  10.3%
Health Care                             10.0%
Energy                                   7.3%
Industrials                              6.6%
Materials                                4.4%
Utilities                                1.0%
Telecommunication Services               0.5%

[END PIE CHART]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)


 1.     Pfizer, Inc.                             3.81%
 2.     Berkshire Hathaway, Inc. (Class B)       3.44
 3.     Newmont Mining Corp.                     3.28
 4.     Gillette Co.                             3.12
 5.     Family Dollar Stores, Inc.               2.98
 6.     First Data Corp.                         2.97
 7.     Anheuser-Busch Companies, Inc.           2.93
 8.     Northrop Grumman Corp.                   2.89
 9.     William Wrigley Jr. Co.                  2.80
10.     Progressive Corp.                        2.61


This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      12/31/03     12/31/02
                               $9.47        $8.29

                               Net
Distributions per Share        Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)            Income       Capital Gains   Capital Gains
                               $0.137       $  --           $  --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

Average Annual Total Returns
(as of December 31, 2003)

              Net Asset    Public Offering
Period          Value          Price*
10 Years         4.86%         4.38%
5 Years          1.69          0.76
1 Year          15.99         10.78


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

          Pioneer        Lehman Brothers      Standard & Poor's   Russell 3000
      Balanced Fund*   Aggregate Bond Index      500 Index           Index

12/93     $9,550            $10,000               $10,000           $10,000
          $9,140             $9,708               $10,131           $10,019
12/95    $11,150            $11,502               $13,932           $13,707
         $12,253            $11,918               $17,125           $16,697
12/97    $13,959            $13,070               $22,835           $22,004
         $14,119            $14,204               $29,365           $27,315
12/99    $14,563            $14,085               $35,542           $33,025
         $15,347            $15,723               $32,312           $30,561
12/01    $14,906            $17,051               $28,482           $27,060
         $13,236            $18,800               $22,189           $21,231
12/03    $15,353            $19,576               $28,551           $27,824

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Fund's portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      12/31/03     12/31/02
                               $9.37        $8.21

                               Net
Distributions per Share        Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)            Income       Capital Gains   Capital Gains
                               $0.045       $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

Average Annual Total Returns
(as of December 31, 2003)

                       If          If
Period                Held      Redeemed*
Life-of-Class
(4/28/95)             4.44%       4.44%
5 Years               0.76        0.57
1 Year               14.71       10.71

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions at net asset value. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

            Pioneer        Lehman Brothers      Standard & Poor's   Russell 3000
        Balanced Fund*   Aggregate Bond Index      500 Index           Index

4/95       $10,000              $10,000             $10,000           $10,000
12/95      $11,374              $11,123             $12,175           $12,230
           $12,400              $11,525             $14,966           $14,899
12/97      $14,010              $12,640             $19,956           $19,634
           $14,036              $13,736             $25,663           $24,373
12/99      $14,350              $13,621             $31,060           $29,468
           $14,981              $15,205             $28,238           $27,270
12/01      $14,423              $16,489             $24,891           $24,145
           $12,707              $18,181             $19,391           $18,944
12/03      $14,576              $18,931             $24,949           $25,827

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Fund's portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  12/31/03         12/31/02
                           $9.45            $8.27

                           Net
Distributions per Share    Investment       Short-Term      Long-Term
(1/1/03 - 12/31/03)        Income           Capital Gains   Capital Gains
                           $0.043           $  --           $  --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

Average Annual Total Returns
(as of December 31, 2003)
                    Net Asset    Public Offering
Period                Value        Price/CDSC*
Life-of-Class
(1/31/96)             3.00%           2.87%
5 Years               0.54            0.33
1 Year               14.82           13.72

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

            Pioneer        Lehman Brothers      Standard & Poor's   Russell 3000
        Balanced Fund*   Aggregate Bond Index      500 Index           Index

1/96        $9,900            $10,000               $10,000           $10,000
           $10,708            $10,294               $11,888           $11,838
12/97      $12,152            $11,289               $15,852           $15,601
           $12,185            $12,268               $20,385           $19,366
12/99      $12,431            $12,165               $24,672           $23,414
           $12,922            $13,580               $22,430           $21,668
12/01      $12,390            $14,727               $19,771           $19,185
           $10,900            $16,238               $15,403           $15,052
12/03      $12,516            $16,907               $19,817           $19,727

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Fund's portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03
--------------------------------------------------------------------------------

Rising expectations for an economic recovery helped drive strong performance in both the stock and corporate bond markets during 2003. Lower quality securities in both the equity and fixed-income markets outperformed higher-quality assets as investors anticipated that low short-term interest rates and new tax cuts would help stimulate corporate spending. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio, and Richard Schlanger, who is responsible for the fixed-income portfolio, discuss the markets and their investment strategies during the 12 months ended December 31, 2003.

Q:   How did Pioneer Balanced Fund perform during 2003?

A: The Fund had good absolute performance, but its low-risk strategy and its emphasis on investments in high-quality equity and fixed-income securities held back relative returns. For the 12 months ended December 31, 2003, the Fund's Class A shares returned 15.99%, while Class B and Class C shares had returns of 14.71% and 14.82%, respectively, all at net asset value. In comparison, the Fund's benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 28.67% and 4.10% respectively, for the year ended December 31, 2003.

Q:   How would you describe the overall investment environment?

A: Although worries about a prolonged major war in Iraq worried investors early in 2003, those fears diminished, starting in March, and were replaced by growing confidence that the domestic economy finally was recovering. Consumer confidence began to improve and investors anticipated that corporations would increase their production and begin to replace inventory and even invest in capital expansion. In an effort to provide further stimulation to the economy, the U.S. Federal Reserve lowered the key short-term interest rate, the Fed Funds rate, to just 1.00% in June. At the same time, Congress approved tax cuts proposed by President Bush, adding additional liquidity to the economy. These measures seemed to take effect, as corporate profits began improving. Statistics for the third quarter of 2003 indicated that the economy's productivity grew faster than during any period of the previous 20 years, while gross domestic product rose by an annual rate of 8.2%.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     In the fixed-income market, corporate securities produced impressive returns, with lower-rated high-yield bonds outperforming higher quality, investment-grade securities. Corporates substantially outperformed Treasury and government agency bonds, whose yields began increasing as the economic recovery became more evident.

     In the equity market, investors also became less risk averse. While the general market indexes all registered substantial gains, new money flowed disproportionately toward the more speculative areas, including stocks of very small companies and companies with weaker fundamentals. Investors viewed those areas as the most likely to benefit quickly from a dramatic economic rebound. By industry, the stocks of semiconductor, cyclical and mortgage-related financial companies were among the performance leaders. Companies with stronger fundamentals and more consistent earnings often lagged the indexes.

Q:   What was your overall asset allocation to stocks and fixed-income assets?

A: We began the period with a target allocation of 55% equities and 45% fixed income. When the outlook for stocks began to improve, we raised it to 60% equities and 40% fixed income in March. We maintained that target through the remainder of the year, although the equity portfolio grew to be about 64% of assets by yearend because of the appreciation of stock holdings.

Q:   What were your strategies in managing the fixed-income portfolio?

A: We gradually increased our high-yield bond holdings during the year - a decision that helped support performance. We began the year with less than 1% of fixed-income assets invested in high-yield bonds, but ended the period with about 8.4% in high yield issues. Our total investments in industrial and utility bonds began the period at about 18% of assets. We raised that position to 36.8% by mid-year, but then reduced it to about 31.4% by December 31. We began to redeploy assets from investment-grade corporate into mortgage-backed securities as interest rates began to stabilize and we began to see less risk of prepayments of existing mortgages.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03                             (continued)
--------------------------------------------------------------------------------

     As the spreads (differences between yields) of some corporate bonds narrowed versus Treasuries, we sold several positions, adding other corporate bonds with higher yields. For example, we sold our holdings in bonds issued by MBNA, HSBC, Goldman Sachs and Capital One, while adding the bonds of companies such as EchoStar, Arrow Electronics, Jabil Circuits and Florida Power & Light Company.

     We believed the Federal Reserve was unlikely to raise short-term interest rates soon, and so the portfolio's duration - or sensitivity to changes in interest rates - ended the year at 4.5 years, to take advantage of higher yields in longer maturity securities. Overall, credit quality remained high, at A+ at the end of the year.

Q:   What were your strategies in managing the equity portfolio?

A: We held to our philosophy of emphasizing high quality companies, with durable franchises, strong managements, reasonable valuations and records of providing high returns on capital. Unfortunately, many of those companies were out of favor for much of the year, and several blue chip holdings underperformed the market. We emphasized consumer staples, with investments in market-leading companies such as Anheuser-Busch, Gillette and Wrigley's. All three underperformed the market, despite having consistent earnings growth. At the end of the year, the consumer staples industry was our largest overweight position, comprising 20% of Fund assets versus a 10% weighting in the Standard & Poor's 500 Index. However the portfolio's performance was hindered by our not holding some tech stocks. Within technology, we tended to own stable growth companies such as Hewlett-Packard, Microsoft and First Data, while many of the best performers in the industry were in the more volatile semiconductor area.

     Top performers in the equity portfolio included: Symantec Corp., a leading supplier of Internet security software systems, which gained 70%; Progressive Corp., a well-managed auto-insurance company, which rose 69%; and Newmont Mining, a gold-mining firm that gained 68%. Disappointments included defense contractor Northrop Grumman, which fell in the first half of the year amid fears that defense spending might decline because of the size of the federal deficit.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What is your outlook for the equity market?

A: We believe that the positive economic momentum established during 2003 should continue in 2004, with corporations continuing to show earnings improvement, at least for the first half of the year. However, stock prices already reflect a very optimistic outlook, and so the market's momentum may slow and stock prices may remain in a trading range in the short term. We believe that the very strong relative performance by lower quality companies may be coming to an end, and the market will begin to favor more stable growth companies that show clear evidence of earnings improvement.

Q:   What is your outlook for the fixed-income market?

A: We think corporate bonds should continue to outperform Treasuries and government agency securities in the first part of the year, but the key to the bond market will be tied to Federal Reserve policy. We do not believe that the Fed will raise short-term interest rates early in the year, but will rather wait until early in the third calendar quarter. For the immediate future, we anticipate maintaining a relatively long duration to take advantage of the yields in longer-maturity securities. However, we will begin to reduce duration later in anticipation of increases in interest rates.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03
--------------------------------------------------------------------------------


   Shares                                                                                           Value
              COMMON STOCKS - 64.4%
              Energy - 6.7%
              Integrated Oil & Gas - 0.7%
   23,100     Exxon Mobil Corp.                                                              $    947,100
                                                                                             ------------
              Oil & Gas Drilling - 4.4%
   31,700     Encana Corp.                                                                   $  1,250,248
  107,400     ENSCO International, Inc.                                                         2,918,058
   81,400     Varco International, Inc.*                                                        1,679,282
                                                                                             ------------
                                                                                             $  5,847,588
                                                                                             ------------
              Oil & Gas Exploration & Production - 1.6%
   36,376     Devon Energy Corp.                                                             $  2,082,890
                                                                                             ------------
              Total Energy                                                                   $  8,877,578
                                                                                             ------------
              Materials - 3.3%
              Precious Metals & Minerals - 3.3%
   88,400     Newmont Mining Corp.                                                           $  4,297,124
                                                                                             ------------
              Total Materials                                                                $  4,297,124
                                                                                             ------------
              Capital Goods - 3.5%
              Aerospace & Defense - 2.9%
   39,500     Northrop Grumman Corp.                                                         $  3,776,200
                                                                                             ------------
              Electrical Components & Equipment - 0.6%
   28,900     Molex, Inc.                                                                    $    848,504
                                                                                             ------------
              Total Capital Goods                                                            $  4,624,704
                                                                                             ------------
              Commercial Services & Supplies - 0.5%
              Diversified Commercial Services - 0.5%
   13,000     Cintas Corp.                                                                   $    651,690
                                                                                             ------------
              Total Commercial Services & Supplies                                           $    651,690
                                                                                             ------------
              Transportation - 1.5%
              Trucking - 1.5%
   27,300     United Parcel Service                                                          $  2,035,215
                                                                                             ------------
              Total Transportation                                                           $  2,035,215
                                                                                             ------------
              Media - 2.3%
              Broadcasting & Cable TV - 1.1%
   10,200     Clear Channel Communications, Inc.                                             $    477,666
   28,900     Comcast Corp.*                                                                      903,992
                                                                                             ------------
                                                                                             $  1,381,658
                                                                                             ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                                                           Value
              Movies & Entertainment - 1.1%
   33,100     Viacom, Inc. (Class B)                                                         $  1,468,978
                                                                                             ------------
              Publishing - 0.1%
    2,100     McGraw-Hill Co., Inc.                                                          $    146,832
                                                                                             ------------
              Total Media                                                                    $  2,997,468
                                                                                             ------------
              Retailing - 3.0%
              General Merchandise Stores - 3.0%
  108,800     Family Dollar Stores, Inc.                                                     $  3,903,744
                                                                                             ------------
              Total Retailing                                                                $  3,903,744
                                                                                             ------------
              Food & Drug Retailing - 6.0%
              Drug Retail - 0.7%
   25,000     CVS Corp.                                                                      $    903,000
                                                                                             ------------
              Food Distributors - 1.6%
   36,700     Cardinal Health, Inc.                                                          $  2,244,572
                                                                                             ------------
              Food Retail - 2.8%
   65,100     Wm. Wrigley Jr. Co.                                                            $  3,659,271
                                                                                             ------------
              Hypermarkets & Supercenters - 0.9%
   22,100     Wal-Mart Stores, Inc.                                                          $  1,172,405
                                                                                             ------------
              Total Food & Drug Retailing                                                    $  7,979,248
                                                                                             ------------
              Food, Beverage & Tobacco - 5.5%
              Distillers & Vintners - 2.9%
   72,900     Anheuser-Busch Companies, Inc.                                                 $  3,840,372
                                                                                             ------------
              Soft Drinks - 2.6%
   37,800     The Coca-Cola Co.                                                              $  1,918,350
   31,400     PepsiCo, Inc.                                                                     1,463,868
                                                                                             ------------
                                                                                             $  3,382,218
                                                                                             ------------
              Total Food, Beverage & Tobacco                                                 $  7,222,590
                                                                                             ------------
              Household & Personal Products - 4.3%
              Household Products - 1.2%
   40,300     Estee Lauder Co.                                                               $  1,582,178
                                                                                             ------------
              Personal Products - 3.1%
  111,300     Gillette Co.                                                                   $  4,088,049
                                                                                             ------------
              Total Household & Personal Products                                            $  5,670,227
                                                                                             ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------


   Shares                                                                                           Value
              Health Care Equipment & Services - 4.4%
              Health Care Distributors - 2.6%
   80,000     Wyeth                                                                          $  3,396,000
                                                                                             ------------
              Health Care Equipment - 1.8%
   65,000     Biomet, Inc.                                                                   $  2,366,650
                                                                                             ------------
              Total Health Care Equipment & Services                                         $  5,762,650
                                                                                             ------------
              Pharmaceuticals & Biotechnology - 4.8%
              Biotechnology - 0.4%
    8,568     Amgen, Inc.*                                                                   $    529,502
                                                                                             ------------
              Pharmaceuticals - 4.4%
   18,900     Merck & Co., Inc.                                                              $    873,180
  141,041     Pfizer, Inc.                                                                      4,982,979
                                                                                             ------------
                                                                                             $  5,856,159
                                                                                             ------------
              Total Pharmaceuticals & Biotechnology                                          $  6,385,661
                                                                                             ------------
              Diversified Financials - 1.8%
              Asset Management & Custody Banks - 0.4%
   16,500     The Bank of New York Co., Inc.                                                 $    546,480
                                                                                             ------------
              Consumer Finance - 1.4%
   36,700     American Express Co.                                                           $  1,770,041
                                                                                             ------------
              Total Diversified Financials                                                   $  2,316,521
                                                                                             ------------
              Insurance - 6.0%
              Property & Casualty Insurance - 6.0%
    1,600     Berkshire Hathaway, Inc. (Class B)*                                            $  4,504,000
   40,900     Progressive Corp.                                                                 3,418,831
                                                                                             ------------
                                                                                             $  7,922,831
                                                                                             ------------
              Total Insurance                                                                $  7,922,831
                                                                                             ------------
              Software & Services - 7.6%
              Application Software - 4.6%
  100,400     Microsoft Corp.                                                                $  2,765,016
   95,600     Symantec Corp.*                                                                   3,312,540
                                                                                             ------------
                                                                                             $  6,077,556
                                                                                             ------------
              Data Processing & Outsourced Services - 3.0%
   94,600     First Data Corp.                                                               $  3,887,114
                                                                                             ------------
              Total Software & Services                                                      $  9,964,670
                                                                                             ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


   Shares                                                                                           Value
              Technology Hardware & Equipment - 2.5%
              Computer Hardware - 2.5%
  145,700     Hewlett-Packard Co.                                                            $  3,346,729
                                                                                             ------------
              Total Technology Hardware & Equipment                                          $  3,346,729
                                                                                             ------------
              Semiconductors - 0.7%
   27,300     Intel Corp.                                                                    $    879,060
                                                                                             ------------
              Total Semiconductors                                                           $    879,060
                                                                                             ------------
              TOTAL COMMON STOCKS
              (Cost $71,552,454)                                                             $ 84,837,710
                                                                                             ------------


               S&P/Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                          Value
                             ASSET BACKED SECURITIES - 0.2%
                             Transportation - 0.0%
                             Airlines - 0.0%
 $   13,072   AA-/Baa1       Continential Airlines, 6.648%, 9/15/17                          $     12,771
                                                                                             ------------
                             Total Transportation                                            $     12,771
                                                                                             ------------
                             Diversified Financials - 0.2%
                             Diversified Financial Services - 0.2%
    284,728   BBB-/Baa2      PF Export Receivable, 6.44%, 6/1/15
                                  (144A)                                                     $    290,268
                                                                                             ------------
                             Total Diversified Financials                                    $    290,268
                                                                                             ------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $295,203)                                                 $    303,039
                                                                                             ------------
                             CORPORATE BONDS - 14.8%
                             Energy - 0.5%
                             Integrated Oil & Gas - 0.3%
    120,000   BBB+/Baa1      Occidental Petroleum, 6.75%, 1/15/12                            $    135,346
    150,000   A-/A3          Philips Petroleum Co., 8.75%, 5/25/10                                187,380
                                                                                             ------------
                                                                                             $    322,726
                                                                                             ------------
                             Oil & Gas Equipment And Services - 0.2%
    300,000   BBB/Baa3       Seacor Smit Inc., 5.875%, 10/1/12                               $    306,856
                                                                                             ------------
                             Total Energy                                                    $    629,582
                                                                                             ------------
                             Materials - 1.1%
                             Diversified Metals & Mining - 0.3%
    425,000   BBB-/Baa       Inco Ltd., 7.2%, 9/15/32                                        $    464,587
                                                                                             ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------


               S&P/Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                          Value
                             Metal & Glass Containers - 0.1%
 $  125,000   BBB/Baa2       Tenneco Packaging, 8.125%, 6/15/17                              $    151,983
                                                                                             ------------
                             Paper Products - 0.2%
    250,000   BB+/Ba3        Abitibi-Consolidated, Inc., 6.95%, 4/1/08                       $    261,967
                                                                                             ------------
                             Specialty Chemicals - 0.5%
    300,000   BBB-/Baa3      Ferro Corp., 9.125%, 1/1/09                                          354,440
    300,000   BB-/B3         Polyone Corp., 8.875%, 5/1/12                                   $    276,000
                                                                                             ------------
                                                                                             $    630,440
                                                                                             ------------
                             Total Materials                                                 $  1,508,977
                                                                                             ------------
                             Capital Goods - 0.7%
                             Aerospace & Defense - 0.1%
    100,000   B/B3           K&F Industries, 9.625%, 12/15/10                                $    112,125
                                                                                             ------------
                             Electrical Component & Equipment - 0.1%
    200,000   BBB-/Ba1       Thomas & Betts, 7.25%, 6/1/13                                   $    206,000
                                                                                             ------------
                             Industrial Conglomerates - 0.2%
    145,000   AAA/Aaa        General Electric Capital Corp., 6.125%,
                               2/22/11                                                       $    159,517
     90,000   AAA/Aaa        General Electric Capital Corp., 6.75%,
                               3/15/32                                                             99,641
                                                                                             ------------
                                                                                             $    259,158
                                                                                             ------------
                             Industrial Machinery - 0.3%
    400,000   BBB-/Ba1       Timken Co., 5.75%, 2/15/10                                      $    395,408
                                                                                             ------------
                             Total Capital Goods                                             $    972,691
                                                                                             ------------
                             Commercial Services & Supplies - 0.3%
                             Environmental Services - 0.3%
    350,000   BB-/Ba3        Allied Waste, 8.875%, 1/1/09                                    $    364,875
                                                                                             ------------
                             Total Commercial Services & Supplies                            $    364,875
                                                                                             ------------
                             Automobiles & Components - 1.6%
                             Automobile Manufacturers - 1.6%
    500,000   BBB-/A3        Ford Motor Credit Co., 5.8%, 1/12/09                            $    514,927
    150,000   BBB-/A3        Ford Motor Credit Co., 9.14%, 12/30/14                               157,158
  1,000,000   BBB/Baa1       General Motors, 7.2%, 1/15/11                                      1,099,486
    300,000   BB+/Ba1        Hyundai Motor Co Ltd., 5.3%, 12/19/08                                300,897
                                                                                             ------------
                                                                                             $  2,072,468
                                                                                             ------------
                             Total Automobiles & Components                                  $  2,072,468
                                                                                             ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                          Value
                             Hotels, Restaurants & Leisure - 0.8%
                             Casinos & Gaming - 0.3%
 $  300,000   BB+/Ba1        Park Place Entertainment, 7.0%, 4/15/13
                               (144A)                                                        $    320,250
    100,000   B+/B1          Turning Stone, 9.125%, 12/15/10 (144A)                               108,750
                                                                                             ------------
                                                                                             $    429,000
                                                                                             ------------
                             Hotels, Resorts & Cruise Lines - 0.5%
    500,000   BBB-/Ba1       Hilton Hotels, 7.625%, 12/1/12                                  $    561,875
                                                                                             ------------
                             Total Hotels, Restaurants & Leisure                             $    990,875
                                                                                             ------------
                             Media - 2.0%
                             Broadcasting & Cable TV - 1.2%
    500,000   BBB/Baa3       Comcast Cable Corp., 7.125%, 6/15/13                            $    569,353
    530,000   BBB/Baa3       Cox Communications, 7.125%, 10/1/12                                  611,309
    415,000   BB-/Ba3        Echostar DBS Corp., 6.375%, 10/1/11
                               (144A)                                                             425,375
                                                                                             ------------
                                                                                             $  1,606,037
                                                                                             ------------
                             Movies & Entertainment - 0.4%
    400,000   BBB+/Baa1      AOL Time Warner, Inc., 6.875%, 5/1/12                           $    450,122
                                                                                             ------------
                             Publishing - 0.4%
    512,000   BBB-/BaA3      News America Inc., 7.3%, 4/30/28                                $    571,779
                                                                                             ------------
                             Total Media                                                     $  2,627,938
                                                                                             ------------
                             Retailing - 0.7%
                             Department Stores - 0.3%
    150,000   BB+/Ba3        J.C. Penney Co., 8.0%, 3/1/10                                   $    171,938
    150,000   BB+/Ba3        J.C. Penney Co., 8.25%, 8/15/22                                      155,063
                                                                                             ------------
                                                                                             $    327,001
                                                                                             ------------
                             Specialty Stores - 0.4%
    500,000   BBB-/Baa3      Toys "R" Us, 7.875%, 4/15/13                                    $    537,875
                                                                                             ------------
                             Total Retailing                                                 $    864,876
                                                                                             ------------
                             Food, Beverage & Tobacco - 0.3%
                             Tobacco - 0.3%
    400,000   BBB/Baa2       Altria Group Inc., 7.0%, 11/4/13                                $    426,718
                                                                                             ------------
                             Total Food, Beverage & Tobacco                                  $    426,718
                                                                                             ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                          Value
                             Health Care Equipment & Services - 0.6%
                             Health Care Facilities - 0.4%
 $  500,000   BBB-/Ba1       HCA, Inc., 6.3%, 10/1/12                                        $    515,508
                                                                                             ------------
                             Health Care Supplies - 0.2%
    250,000   BBB-/Ba1       Bausch & Lomb, 7.125%, 8/1/28                                   $    253,750
                                                                                             ------------
                             Total Health Care Equipment & Services                          $    769,258
                                                                                             ------------
                             Pharmaceuticals & Biotechnology - 0.1%
                             Pharmaceuticals - 0.1%
    100,000   AAA/Aaa        Pharmacia Corp., 6.6%, 12/1/28                                  $    112,608
                                                                                             ------------
                             Total Pharmaceuticals & Biotechnology                           $    112,608
                                                                                             ------------
                             Banks - 0.5%
                             Diversified Banks - 0.3%
    150,000   NR/Aaa         KFW-Kredit Wiederaufbau, 2.75%, 5/8/07                          $    149,364
    225,000   AA-/Aa2        National Westminster, 7.375%, 10/1/09                                263,201
                                                                                             ------------
                                                                                             $    412,565
                                                                                             ------------
                             Thrifts & Mortgage Finance - 0.2%
    300,000   BBB-/Baa3      Sovereign Bank, 5.125%, 3/15/13                                 $    297,852
                                                                                             ------------
                             Total Banks                                                     $    710,417
                                                                                             ------------
                             Diversified Financials - 1.1%
                             Diversified Financial Services - 0.8%
    300,000   A-/Baa3        Brascan Corp., 5.75%, 3/1/10                                    $    317,594
    275,000   A+/Aa2         Citigroup Inc., 7.25%, 10/1/10                                       320,528
    125,000   BBB/Baa1       Norfolk Southern Corp., 7.35%, 5/15/07                               141,986
    310,000   BBB/Baa2       Power Receivables Finance, 6.29%,
                             1/1/12 (144A)                                                        323,237
                                                                                             ------------
                                                                                             $  1,103,345
                                                                                             ------------
                             Specialized Finance - 0.3%
    300,000   B/B2           MDP Acquistions, 9.625%, 10/1/12                                $    336,000
                                                                                             ------------
                             Total Diversified Financials                                    $  1,439,345
                                                                                             ------------
                             Insurance - 0.7%
                             Life & Health Insurance - 0.2%
    300,000   BBB-/Baa3      Provident Companies, 7.0%, 7/15/18                              $    301,541
                                                                                             ------------
                             Property & Casualty Insurance - 0.3%
    350,000   BBB+/Baa2      Berkley (WR), 5.875%, 2/15/13                                   $    357,457
                                                                                             ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                          Value
                             Reinsurance - 0.2%
 $  300,000   BBB-/Baa3      Odyssey Re Holdings, 7.65%, 11/1/13                             $    313,420
                                                                                             ------------
                             Total Insurance                                                 $    972,418
                                                                                             ------------
                             Real Estate - 0.9%
                             Real Estate Investment Trusts - 0.9%
    300,000   BBB-/Baa3      Colonial Reality LP, 6.15%, 4/15/13                             $    312,406
    400,000   BBB-/Baa3      Health Care REIT, Inc., 7.5%, 8/15/07                                450,591
    400,000   BBB-/Baa3      Hospitality Properties Trust, 6.75%,
                               2/15/13                                                            419,099
                                                                                             ------------
                                                                                             $  1,182,096
                                                                                             ------------
                             Total Real Estate                                               $  1,182,096
                                                                                             ------------
                             Technology Hardware & Equipment - 1.4%
                             Communications Equipment - 0.3%
    350,000   BB+/Ba3        Rogers Wireless, 9.625%, 5/1/11                                 $    418,250
                                                                                             ------------
                             Computer Hardware - 0.7%
    500,000   BBB-/Baa3      NCR Corp., 7.125%, 6/15/09                                      $    557,666
    300,000   BB+/Ba1        UNISYS Corp., 6.875%, 3/15/10                                        324,750
                                                                                             ------------
                                                                                             $    882,416
                                                                                             ------------
                             Electronic Manufacturing Services - 0.2%
    250,000   BB+/Baa3       Jabil Circuit, Inc., 5.875%, 7/15/10                            $    260,768
                                                                                             ------------
                             Technology Distributors - 0.2%
    300,000   BBB-/Baa3      Arrow Electronic Inc., 6.875%, 7/1/13                           $    319,669
                                                                                             ------------
                             Total Technology Hardware & Equipment                           $  1,881,103
                                                                                             ------------
                             Telecommunication Services - 0.6%
                             Integrated Telecommunication Services - 0.6%
    250,000   BBB+/Baa3      International Telecom Satellite, 6.5%,
                               11/1/13 (144A)                                                $    260,848
    300,000   BBB+/Baa2      Telecom Italia S.p.A., 5.25%, 11/15/13
                               (144A)                                                             300,597
    150,000   A+/A2          Verizon Global, 7.75%, 12/1/30                                       176,207
                                                                                             ------------
                                                                                             $    737,652
                                                                                             ------------
                             Total Telecommunication Services                                $    737,652
                                                                                             ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                          Value
                             Utilities - 1.0%
                             Electric Utilities - 0.7%
 $  550,000   BBB/Baa3       CMS Panhandle, 6.5%, 7/15/09                                    $    607,186
    330,000   BBB-/Baa3      FLP Energy America, 6.64%, 6/20/23
                               (144A)                                                             344,035
                                                                                             ------------
                                                                                             $    951,221
                                                                                             ------------
                             Multi-Utilities & Unregulated Power - 0.3%
    300,000   B/B1           Reliant Resources, Inc., 9.5%, 7/15/13
                               (144A)                                                        $    321,000
                                                                                             ------------
                             Total Utilities                                                 $  1,272,221
                                                                                             ------------
                             TOTAL CORPORATE BONDS
                             (Cost $18,261,194)                                              $ 19,536,118
                                                                                             ------------
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.9%
    635,254                  Federal Home Loan Mortgage Commission,
                               6.0%, 1/1/33                                                       656,732
    936,077                  Federal Home Loan Mortgage Commission,
                               6.0%, 4/1/33                                                       966,693
    769,616                  Federal Home Loan Mortgage Commission,
                               6.0%, 5/1/33                                                       795,661
    573,897                  Federal Home Loan Mortgage Commission,
                               6.0%, 10/1/33                                                      603,334
    163,187                  Federal Home Loan Mortgage Commission,
                               6.5%, 5/1/09                                                       173,371
    500,000                  Federal Home Loan Mortgage Commission,
                               6.5%, 11/1/33                                                      523,773
    400,000                  Federal National Mortgage Association,
                               6.0%, 30 YR TBA                                                    412,998
    735,758                  Federal National Mortgage Association,
                               5.5%, 2/1/17                                                       763,372
    875,049                  Federal National Mortgage Association,
                               5.5%, 5/1/33                                                       886,887
    499,477                  Federal National Mortgage Association,
                               5.5%, 11/1/33                                                      506,234
    226,384                  Federal National Mortgage Association,
                               6.0%, 11/1/16                                                      237,709
  3,123,023                  Federal National Mortgage Association,
                               6.0%, 1/1/33                                                     3,229,555

18    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
   Amount                                                                                          Value
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  697,812     Federal National Mortgage Association, 6.0%,
                2/1/33                                                                       $    721,646
1,260,000     Federal National Mortgage Association, 6.125%,
                3/15/12                                                                         1,403,357
  312,579     Federal National Mortgage Association, 6.5%,
                12/1/21                                                                           327,670
  309,086     Federal National Mortgage Association, 6.5%,
                4/1/29                                                                            326,634
  226,430     Federal National Mortgage Association, 6.5%,
                9/1/32                                                                            238,375
   61,719     Federal National Mortgage Association, 6.5%,
                10/1/32                                                                            64,557
   40,000     Federal National Mortgage Association, 7.125%,
                6/15/10                                                                            47,030
  398,448     Federal National Mortgage Association, 9.0%,
                4/1/33                                                                            442,309
1,480,236     Government National Mortgage Association, 5.5%,
                8/15/33                                                                         1,506,419
  195,221     Government National Mortgage Association, 5.5%,
                9/15/33                                                                           199,031
1,897,890     Government National Mortgage Association, 6.0%,
                11/15/32                                                                        1,974,487
1,994,138     Government National Mortgage Association, 6.0%,
                9/15/33                                                                         2,074,277
  844,059     Government National Mortgage Association, 6.0%,
                10/20/33                                                                          876,409
  499,499     Government National Mortgage Association, 6.0%,
                10/15/33                                                                          519,572
  464,121     Government National Mortgage Association, 6.5%,
                10/15/28                                                                          490,042
  514,999     Government National Mortgage Association, 6.5%,
                5/15/33                                                                           542,971
   83,290     Government National Mortgage Association, 8.0%,
                2/15/30                                                                            90,611
   67,381     Government National Mortgage Association, 7.5%,
                1/15/30                                                                            72,319
  125,000     Treasury Inflation IX Bond/Note, 3.375%, 1/15/07                                    154,025
1,985,000     U.S. Treasury Notes, 4.0%, 11/15/12                                               1,965,925

The accompanying notes are an integral part of these financial statements.   19

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------


  Principal
   Amount                                                                                            Value
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$  700,000     U.S. Treasury Notes, 4.75%, 11/15/08                                           $    749,383
 1,500,000     U.S. Treasury Notes, 5.625%, 5/15/08                                              1,661,601
                                                                                              ------------
                                                                                                26,204,969
                                                                                              ------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $25,940,072)                                                             $ 26,204,969
                                                                                              ------------
               TOTAL INVESTMENTS IN SECURITIES - 99.3%
               (Cost $116,048,924) (a)(b)                                                     $130,881,836
                                                                                              ------------
               OTHER ASSETS AND LIABILITIES - 0.7%                                            $    967,170
                                                                                              ------------
               TOTAL NET ASSETS - 100.0%
               TOTAL NET ASSETS - 100.0%                                                      $131,849,006
                                                                                              ============

*      Non-income producing security.
NR     Not Rated

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       December 31, 2003, the value of these securities amounted to $2,694,360 or 2.0% of total net assets.

TBA    (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(a)    At December 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $116,122,685 was as follows:
       Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                                          $ 15,496,585
       Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                                              (737,435)
                                                                                              ------------
       Net unrealized gain                                                                    $ 14,759,150
                                                                                              ============
(b)    At December 31, 2003, the Fund had a net capital loss carryforward of
       $13,510,963 of which the following amounts will expire between 2006 and
       2011, if not utilized.
         $1,527,766 in 2006
         $6,824,457 in 2010
         $5,158,740 in 2011

       Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2003 aggregated $54,489,395 and $68,490,286, respectively.



20    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/03
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (cost $116,048,924)                   $130,881,836
  Cash                                                              1,681,744
  Receivables -
     Fund shares sold                                                 107,219
     Dividends, interest and foreign taxes withheld                   546,476
  Other                                                                 2,957
                                                                 -------------
       Total assets                                              $133,220,232
                                                                 -------------
LIABILITIES:
  Payables -
     Investment securities purchased                             $  1,017,550
     Fund shares repurchased                                           70,646
  Due to affiliates                                                   170,982
  Accrued expenses                                                    112,048
                                                                 -------------
       Total liabilities                                         $  1,371,226
                                                                 -------------
NET ASSETS:
  Paid-in capital                                                $130,596,688
  Accumulated undistributed net investment income                      64,731
  Accumulated net realized loss on investments                    (13,645,325)
  Net unrealized gain on investments                               14,832,912
                                                                 -------------
       Total net assets                                          $131,849,006
                                                                 ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $107,265,298/11,325,991 shares)              $       9.47
                                                                 ============
  Class B (based on $16,167,682/1,724,616 shares)                $       9.37
                                                                 ============
  Class C (based on $8,416,026/890,865 shares)                   $       9.45
                                                                 ============
MAXIMUM OFFERING PRICE:
  Class A ($9.47 [divided by] 95.5%)                             $       9.92
                                                                 ============
  Class C ($9.45 [divided by] 99.00%)                            $       9.55
                                                                 ============



The accompanying notes are an integral part of these financial statements.    21

Pioneer Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/03


INVESTMENT INCOME:
  Dividends                                                  $  782,654
  Interest (Net of foreign taxes witheld of $339)             2,550,908
                                                             ----------
       Total investment income                                                $ 3,333,562
                                                                              -----------
EXPENSES:
  Management fees                                            $  824,648
  Transfer agent fees
     Class A                                                    339,785
     Class B                                                     81,061
     Class C                                                     42,485
  Distribution fees
     Class A                                                    261,939
     Class B                                                    147,408
     Class C                                                     73,527
  Administrative fees                                            38,840
  Custodian fees                                                 28,829
  Registration fees                                              63,241
  Professional fees                                              28,018
  Printing                                                       15,738
  Fees and expenses of nonaffiliated trustees                     8,841
  Miscellaneous                                                  15,224
                                                             ----------
     Total expenses                                                           $ 1,969,584
     Less fees paid indirectly                                                     (4,161)
                                                                              -----------
     Net expenses                                                             $ 1,965,423
                                                                              -----------
       Net investment income                                                  $ 1,368,139
                                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                            $ 1,587,565
                                                                              -----------
  Change in net unrealized gain on investments                                $15,653,026
                                                                              -----------
     Net gain on investments                                                  $17,240,591
                                                                              -----------
     Net increase in net assets resulting from operations                     $18,608,730
                                                                              ===========



22    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02


                                                             Year Ended             Year Ended
                                                              12/31/03               12/31/02
FROM OPERATIONS:
Net investment income                                       $  1,368,139           $  1,471,864
Net realized gain (loss) on investments                        1,587,565            (13,206,171)
Change in net unrealized gain (loss) on investments           15,653,026             (6,441,443)
                                                            ------------           ------------
  Net increase (decrease) in net assets resulting
     from operations                                        $ 18,608,730           $(18,175,750)
                                                            ------------           ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.14 and $0.11 per share, respectively)         $ (1,600,449)          $ (1,553,122)
  Class B ($0.05 and $0.04 per share, respectively)              (75,922)               (68,665)
  Class C ($0.04 and $0.04 per share, respectively)              (36,184)               (24,320)
                                                            ------------           ------------
     Total distributions to shareowners                     $ (1,712,555)          $ (1,646,107)
                                                            ------------           ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 27,583,670           $ 32,572,418
Reinvestment of distributions                                  1,559,351              1,495,510
Cost of shares repurchased                                   (44,985,862)           (48,805,333)
                                                            ------------           ------------
  Net decrease in net assets resulting from Fund
     share transactions                                     $(15,842,841)          $(14,737,405)
                                                            ------------           ------------
  Net increase (decrease) in net assets                     $  1,053,334           $(34,559,262)
                                                            ------------           ------------
NET ASSETS:
Beginning of year                                            130,795,672            165,354,934
                                                            ------------           ------------
End of year (accumulated undistributed net invest-
  ment income of $64,731 and $131,836,
  respectively)                                             $131,849,006           $130,795,672
                                                            ============           ============



The accompanying notes are an integral part of these financial statements.    23

Pioneer Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02


                                     '03 Shares       '03 Amount    '02 Shares       '02 Amount
CLASS A
Shares sold                           1,716,085     $ 14,763,083     1,744,538     $ 14,929,254
Reinvestment of distributions           163,222        1,459,391       163,664        1,412,321
Less shares repurchased              (3,422,395)     (29,595,678)   (4,028,040)     (34,603,084)
                                     ----------     ------------    ----------     ------------
  Net decrease                       (1,543,088)    $(13,373,204)   (2,119,838)    $(18,261,509)
                                     ==========     ============    ==========     ============
CLASS B
Shares sold                             919,101     $  7,827,081     1,251,868     $ 10,454,475
Reinvestment of distributions             7,559           67,534         7,172           60,869
Less shares repurchased              (1,183,145)      (9,987,739)   (1,212,895)     (10,069,264)
                                     ----------     ------------    ----------     ------------
  Net increase (decrease)              (256,485)    $ (2,093,124)       46,145     $    446,080
                                     ==========     ============    ==========     ============
CLASS C
Shares sold                             580,857     $  4,993,506       850,865     $  7,188,689
Reinvestment of capital gains             3,605           32,426         2,620           22,320
Less shares repurchased                (637,455)      (5,402,445)     (491,900)      (4,132,985)
                                     ----------     ------------    ----------     ------------
  Net increase (decrease)               (52,993)    $   (376,513)      361,585     $  3,078,024
                                     ==========     ============    ==========     ============



24    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                                            12/31/03     12/31/02    12/31/01 (a)    12/31/00     12/31/99
CLASS A
Net asset value, beginning of period                        $   8.29     $   9.46      $  9.94       $   9.73     $   9.74
                                                            --------     --------      -------       --------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.12     $   0.11      $  0.19       $   0.30     $   0.31
 Net realized and unrealized gain (loss) on investments         1.20        (1.17)       (0.47)          0.22        (0.01)
                                                            --------     --------      -------       --------     --------
   Net increase (decrease) from investment operations       $   1.32     $  (1.06)     $ (0.28)      $   0.52     $   0.30
Distributions to shareowners:
 Net investment income                                         (0.14)       (0.11)       (0.20)         (0.31)       (0.31)
                                                            --------     --------      -------       --------     --------
Net increase (decrease) in net asset value                  $   1.18     $  (1.17)     $ (0.48)      $   0.21     $  (0.01)
                                                            --------     --------      -------       --------     --------
Net asset value, end of period                              $   9.47     $   8.29      $  9.46       $   9.94     $   9.73
                                                            ========     ========      =======       ========     ========
Total return*                                                  15.99%      (11.20)%      (2.87)%         5.38%        3.15%
Ratio of net expenses to average net assets+                    1.38%        1.41%        1.31%          1.23%        1.23%
Ratio of net investment income to average net assets+           1.25%        1.19%        1.97%          2.96%        3.21%
Portfolio turnover rate                                           44%         180%         133%            17%          46%
Net assets, end of period (in thousands)                    $107,265     $106,734      $141,746      $162,855     $214,866
Ratios with reductions for fees paid indirectly:
 Net expenses                                                   1.38%        1.41%        1.30%          1.20%        1.21%
 Net investment income                                          1.25%        1.19%        1.98%          2.99%        3.23%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

  The accompanying notes are an integral part of these financial statements.  25

Pioneer Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended    Year Ended    Year Ended   Year Ended
                                                            12/31/03    12/31/02    12/31/01 (a)    12/31/00     12/31/99
CLASS B
Net asset value, beginning of period                        $  8.21     $   9.36      $  9.85       $  9.64      $  9.65
                                                            -------     --------      -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.03     $   0.02      $  0.12       $  0.19      $  0.22
 Net realized and unrealized gain (loss) on investments        1.18        (1.13)       (0.48)         0.23        (0.01)
                                                            -------     --------      -------       -------      -------
   Net increase (decrease) from investment operations       $  1.21     $  (1.11)     $ (0.36)      $  0.42      $  0.21
Distributions to shareowners:
 Net investment income                                        (0.05)       (0.04)       (0.13)        (0.21)       (0.22)
                                                            -------     --------      -------       -------      -------
Net increase (decrease) in net asset value                  $  1.16        (1.15)     $ (0.49)      $  0.21      $ (0.01)
                                                            -------     --------      -------       -------      -------
Net asset value, end of period                              $  9.37     $   8.21      $  9.36       $  9.85      $  9.64
                                                            =======     ========      =======       =======      =======
Total return*                                                 14.71%      (11.90)%      (3.72)%        4.39%        2.24%
Ratio of net expenses to average net assets+                   2.35%        2.32%        2.20%         2.15%        2.14%
Ratio of net investment income to average net assets+          0.27%        0.28%        1.04%         2.03%        2.30%
Portfolio turnover rate                                          44%         180%         133%           17%          46%
Net assets, end of period (in thousands)                    $16,168     $ 16,256      $18,110       $16,413      $19,865
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  2.35%        2.32%        2.19%         2.13%        2.12%
 Net investment income                                         0.27%        0.28%        1.05%         2.05%        2.32%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

26  The accompanying notes are an integral part of these financial statements.


Pioneer Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended    Year Ended    Year Ended   Year Ended
                                                            12/31/03    12/31/02    12/31/01 (a)    12/31/00     12/31/99
CLASS C
Net asset value, beginning of period                        $  8.27     $   9.44      $  9.94       $  9.73      $  9.75
                                                            -------     --------      -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.02     $   0.01      $  0.13       $  0.15      $  0.21
 Net realized and unrealized gain (loss) on investments        1.20        (1.14)       (0.54)         0.23        (0.02)
                                                            -------     --------      -------       -------      -------
   Net increase (decrease) from investment operations       $  1.22     $  (1.13)     $ (0.41)      $  0.38      $  0.19
Distributions to shareowners:
 Net investment income                                        (0.04)       (0.04)       (0.09)        (0.17)       (0.21)
                                                            -------     --------      -------       -------      -------
Net increase (decrease) in net asset value                  $  1.18     $  (1.17)     $ (0.50)      $  0.21      $ (0.02)
                                                            -------     --------      -------       -------      -------
Net asset value, end of period                              $  9.45     $   8.27      $  9.44       $  9.94      $  9.73
                                                            =======     ========      =======       =======      =======
Total return*                                                 14.82%      (12.02)%      (4.11)%        3.95%        2.02%
Ratio of net expenses to average net assets+                   2.38%        2.53%        2.44%         2.61%        2.38%
Ratio of net investment income to average net assets+          0.24%        0.06%        0.75%         1.56%        2.09%
Portfolio turnover rate                                          44%         180%         133%           17%          46%
Net assets, end of period (in thousands)                    $ 8,416     $  7,806      $ 5,499       $ 3,426      $ 3,734
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  2.38%        2.53%        2.43%         2.59%        2.35%
 Net investment income                                         0.24%        0.06%        0.76%         1.58%        2.12%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 0.86% to 0.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

  The accompanying notes are an integral part of these financial statements.  27

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Balanced Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments on futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, the Fund had no open futures contracts

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

------------------------------------------------------------
                                 2003            2002
------------------------------------------------------------
  Distributions paid from:
  Ordinary income             $1,712,555      $1,646,107
  Long-term capital gain               -               -
                              ----------      ----------
  Total                       $1,712,555      $1,646,107
                              ==========      ==========

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2003.


------------------------------------------------------------
                                        2003
------------------------------------------------------------
  Undistributed ordinary income     $     4,131
  Capital loss carryforward         (13,510,963)
  Unrealized appreciation            14,759,150
                                    -----------
  Total                             $ 1,252,318
                                    ===========


     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premuim and amortization.

     At December 31, 2003, the Fund has reclassified $277,311 to increase accumulated undistributed net investment income and $277,311 to increase accumulated net realized loss on investments. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $20,585 in underwriting commissions on the sale of Fund shares during the year ended of December 31, 2003.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2003, $83,742 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $39,145 in transfer agent fees payable to PIMSS at December 31, 2003.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $48,095 in distribution fees payable to PFD at December 31, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2003, CDSCs in the amount of $45,031 were paid to PFD.

5. Expense Offset Arrangements
The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2003, the Fund's expenses were reduced by $4,161 under such arrangements.

6. Line of Credit Facility
The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2003, the Fund had no borrowings under this agreement.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Balanced Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Balanced Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                            /s/ Ernst & Young


Boston, Massachusetts
February 17, 2004

Pioneer Balanced Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund        Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,              Since 1994.
                               Trustee and President               Serves until a successor trustee is
                                                                   elected or earlier retirement or removal.


*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

------------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**          Trustee and                         Since June, 2003.
                               Executive Vice President            Serves until a successor trustee is
                                                                   elected or earlier retirement or removal.


**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.



--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund        Term of Office and Length of Service
Mary K. Bush (55)              Trustee                             Since 1997.
3509 Woodbine Street,                                              Serves until a successor trustee is
Chevy Chase, MD 20815                                              elected or earlier retirement or removal.

------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)   Trustee                             Since 1994.
Boston University Healthcare                                       Serves until a successor trustee is
Entrepreneurship Program,                                          elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Principal Occupation During Past Five Years                        Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset             Director of Harbor Global Company, Ltd.
Management S.p.A. ("PGAM"); Non-Executive Chairman
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since               None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                        Other Directorships Held by this Trustee
President, Bush International (international financial             Director of Brady Corporation
advisory firm)                                                     (industrial identification and
                                                                   specialty coated material products
                                                                   manufacturer), Millennium Chemicals,
                                                                   Inc. (commodity chemicals), Mortgage
                                                                   Guaranty Insurance Corporation, and
                                                                   R.J. Reynolds Tobacco Holdings, Inc.
                                                                   (tobacco)
------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care                     None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund        Term of Office and Length of Service
Margaret B.W. Graham (56)      Trustee                             Since 1994.
1001 Sherbrooke Street West,                                       Serves until a successor trustee is
Montreal, Quebec, Canada                                           elected or earlier retirement or removal.
H3A 1G5

------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)       Trustee                             Since 1994.
One Boston Place, 28th Floor,                                      Serves until a successor trustee is
Boston, MA 02108                                                   elected or earlier retirement or removal.

------------------------------------------------------------------------------------------------------------
Stephen K. West (75)           Trustee                             Since 1994.
125 Broad Street,                                                  Serves until a successor trustee is
New York, NY 10004                                                 elected or earlier retirement or removal.

------------------------------------------------------------------------------------------------------------
John Winthrop (67)             Trustee                             Since 1994.
One North Adgers Wharf,                                            Serves until a successor trustee is
Charleston, SC 29401                                               elected or earlier retirement or removal.

-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund    Term of Office and Length of Service
Dorothy E. Bourassa (56)      Secretary                       Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)    Assistant Secretary             Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------------
David C. Phelan (46)          Assistant Secretary             Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------------
Vincent Nave (58)             Treasurer                       Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)         Assistant Treasurer             Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University

-----------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)

-----------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)
-----------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               None
(private investment firm)

-----------------------------------------------------------------------------------------------------------

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Officer
Secretary of PIM-USA; Senior Vice President-Legal of               None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000

-----------------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer since       None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003

-----------------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of          None
Pioneer Funds since September 2003

-----------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody         None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)

-----------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration           None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000

-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------


Name and Age                   Positions Held With the Fund        Term of Office and Length of Service
Gary Sullivan (45)             Assistant Treasurer                 Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)    Assistant Treasurer                 Serves at the discretion of board.

-----------------------------------------------------------------------------------------------------------

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Officer
Fund Accounting Manager-Fund Accounting, Administration            None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002

-----------------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                       None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003

-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.


* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


[LOGO] Pioneer Investments (R)
Pioneer Investment Management, Inc.
60 State Street                                                    14705-00-0204
Boston, Massachusetts 02109              (C)2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Pioneer Balanced Fund, including fees associated with the annual filings of its Form N-
1A, totaled approximately $20,100 in 2003 and approximately
$21,950 in 2002.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $3,600 and $3,450 for 2003 and 2002, respectively. Additionally, there were fees for tax compliance services in 2002 that totaled approximately $4,100 for the 2001 tax returns.
(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates as previously defined, totaled approximately $ $154,350 in 2003 and $123,700 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Balanced Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 05, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 05, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 05, 2004

* Print the name and title of each signing officer under his or her signature.